Exhibit 10.1

CONFIDENTIAL TREATMENT

Amendment # 4

OsoBioPharmaceuticals Manufacturing, LLC (OsoBio) and Cubist Pharmaceuticals, Inc. (Cubist) are parties to a Processing Services Agreement dated August 11, 2004, as amended by Amendment No. 1 dated May 23, 2005, Amendment No. 2 dated April 18, 2007, and Amendment No. 3 dated January 1, 2010 (the “Agreement”).

The parties now desire to amend the Agreement pursuant to the terms and conditions set forth herein.

Therefore, in consideration of the mutual conditions and covenants set forth herein, OsoBio and Cubist agree as follow:

1.               Exhibit B-1 of the Agreement is deleted in its entirety and replaced with the revised Exhibit B-1 attached to this Amendment No. 4.

This Amendment No. 4 shall be effective January 1, 2011 (“Amendment No. 4 Effective Date”).  Unless otherwise expressly set forth herein, all other terms and conditions set forth in the Agreement shall remain in full force and effect.  Following the Amendment No. 4 Effective Date, the term “Agreement” shall be deemed a reference to the Agreement as amended by this Amendment No. 4.

This Amendment No. 4 may be signed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one and the same instrument, and such counterparts may be signed and delivered by facsimile or electronic transmission (including by e-mail delivery of .pdf signed copies), each of which will be binding when sent.

CUBIST PHARMACEUTICALS, INC.
By:	/s/ Heinrich Schlieker
Name:	Heinrich Schlieker
Title:	Senior Director, Manufacturing

OSO BIOPHARMACEUTICALS, LLC
By:	/s/ Milton Boyer
Name:	Milton Boyer
Title:	Vice President — Business Development

*Confidential Treatment Requested.  Omitted portions filed with the Securities and Exchange Commission (the “Commission”).

EXHIBIT B-1

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The parties agree that the Product pricing set forth in this Exhibit B-1 may be modified from time to time by mutual written agreement of the parties, without the necessity of amending the Agreement.

*Confidential Treatment Requested.  Omitted portions filed with the Commission.